NON-QUALIFIED STOCK OPTION AGREEMENT
                              (Jeffrey D. McKeever)




Mr. Jeffrey D. McKeever
2400 South MicroAge Way
Tempe, Arizona  85282

Dear Jeff:

         Pursuant to action taken by the Compensation Committee (the "Committee") of the Board of Directors of MicroAge, Inc. ("MicroAge") on May 2, 1998 (the "Grant Date") and action by written consent of the sole director of MCCI Holding Company ("Holding Company"), you are hereby granted the option (hereinafter the "Option") to purchase a total of sixty (60) shares of common stock of Pinacor, Inc. ("Pinacor") owned by Holding Company as of the Grant Date (the "Common Stock"), representing six percent (6%) of Pinacor's outstanding Common Stock as of the Grant Date, at an exercise price of *** per share, subject to the provisions and conditions set forth below. The Option granted under this Agreement is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Moreover, the Option is not being granted pursuant to any stock option or other plan. For purposes of this Agreement, MicroAge and Holding Company are referred to collectively as the "Company."

         1. You may purchase all or any of the shares of Common Stock included in any installment under this Option on or after the date the installment vests in accordance with the schedule below:


                 ----------------------------------------------
                  NUMBER OF SHARES
                   EXERCISABLE IN                   DATE
                     INSTALLMENT             INSTALLMENT VESTS
                 ----------------------------------------------
                         20                     May 2, 1999
                 ----------------------------------------------
                         20                     May 2, 2000
                 ----------------------------------------------
                         20                     May 2, 2001
                 ----------------------------------------------

         2. In the event of your death or Disability, any portion of your Option that is not exercisable shall become fully exercisable. Notwithstanding the above, you may not exercise the Option at any time after the Expiration Date hereinafter set forth.

         3. The Option may be exercised by making payment in full to the Treasurer of Holding Company, 2400 South MicroAge Way, Tempe, Arizona 85282, for the shares which you so elect

--------------------
***      Confidential  material has been omitted and filed  separately  with the
         Securities   and  Exchange   Commission   pursuant  to  a  request  for
         confidential treatment.

to purchase, at the price per share herein prescribed, whereupon you will receive a stock certificate representing the shares for which you have made payment. Holding Company, however, will not be obligated to deliver any stock unless and until:

                  (a) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which Holding Company may deem applicable; and

                  (b) all legal matters in connection with the sale and delivery of the Common Stock have been approved by Holding Company's legal counsel.

         4. Upon the exercise of an Option, the purchase price will be paid in cash or, in the sole discretion of the Committee, in Common Stock, or a combination thereof, unless the Committee approves an alternative arrangement, including a loan to you from the Company for all or a portion of the purchase price. Each share of Common Stock received by Holding Company in payment of all or a portion of the purchase price specified in this Option will be valued at its Fair Market Value on the date of exercise.

         5. The Committee may require, in its sole discretion, that you satisfy the payment of any federal, state, or local tax withholding amount due as a result of your exercise of an Option by:

                  (a) requiring you to deliver to Holding Company that number of shares of Common Stock then owned by you, duly endorsed for transfer to Holding Company and free and clear of any liens, claims, security interests or encumbrances whatsoever (based on the Fair Market Value of the Common Stock on the date such Option is exercised), which are required to satisfy the payment of such tax withholding amount; or

                  (b) requiring you to deliver to Holding Company a check, made payable to the order of Holding Company, in the aggregate amount required to satisfy the payment of such tax withholding amount.

         The right described in (a) or (b) above shall be exercised in a written notice by the Committee delivered to you as soon as practicable after receipt of your written exercise of any Option hereunder.

         6. The Committee may suspend or postpone the receipt of shares in payment of the exercise price specified in this Agreement if at any time:

                  (a) it has knowledge of information concerning Pinacor which upon disclosure to the public might, in its opinion, materially affect the market price of the Common Stock;

                  (b) non-Pinacor events of an extraordinary nature occur which, in its opinion, may not have been effectively reflected in the market; or

                  (c) such suspension or postponement for any other reason would, in its opinion, be in the best interests of Pinacor or the Company.

         7. The Committee hereby reserves and will have the right, by written notice to you, to change the provisions of this Option in any manner that it may deem necessary or advisable to carry out the purpose of this grant as a result of, or to comply with, any change in applicable regulations, interpretations or statutory enactments, provided that any such change will be applicable only to shares for which payment will not then have been made as herein provided.

         8. This Option will terminate upon the earliest to occur of:

                  (a) May 2, 2008 at 5:00 p.m. Arizona time (the "Expiration Date");

                  (b) the date you cease to be employed by the Company or any of its subsidiaries for any reason other than your retirement, death or Disability; or

                  (c) one (1) year after the date you cease to be employed by the Company or any of its subsidiaries by reason of your retirement, death or Disability.

         9. Anything herein to the contrary notwithstanding, the following provisions will apply:

                  (a) If, at any time within the term of this Option or within one (1) year after termination of employment or within one (1) year after you exercise any portion of this Option, whichever is the latest, you engage in any activity in competition with any activity of the Company, or inimical, contrary, or harmful to the interests of the Company, including, but not limited to: (i) conduct related to your employment for which either civil or criminal penalties against you may be sought, (ii) violation of Company policies, including, without limitation, the Company's insider trading policy, (iii) failing to give the Company at least thirty (30) days' written notice of your intent to terminate your employment with the Company, (iv) accepting employment with or serving as a consultant, advisor, or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former, or future employee of the Company, (v) disclosing or misusing any confidential information or material concerning the Company, or (vi) participating in a hostile takeover attempt of MicroAge, then (A) this Option shall terminate effective the date upon which you enter into such activity, unless terminated sooner by operation of another term or condition of this Agreement, (B) you will return any shares of Common Stock that you then own if the Company tenders to you, in the exercise of its discretion, the amount you paid to acquire those shares, and (C) you will pay the Company an amount equal to the difference between the amount you paid for said shares and the amount you received for a sale of any shares that you have disposed of in an arms length transaction. If you dispose of any shares in other than an arms length transaction, you will pay to the Company an amount equal to the difference between the amount you paid for the shares and the Fair Market Value of the shares.

                  (b) By accepting this Option, you consent to a deduction from any amounts the Company owes you from time to time (including amounts owed to you as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to you by the Company), to the extent of the amounts you owe the Company under clause (a) of this Section 9. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amounts you owe it, calculated as set forth above, you agree to pay immediately the unpaid balance to the Company.

                  (c) You may be released from your obligations under clause (a) of this Section 9 only if the Committee determines, in its sole discretion, that such action is in the best interests of the Company.

         10. The Committee will have the discretion to accelerate the vesting in whole or in part with respect to any Options that may otherwise not be exercisable on the date you cease to be employed by the Company or any of its subsidiaries for any reason other than your death or Disability, upon such terms and conditions established by the Committee at that time, or upon such other dates that the Committee will determine in its sole and absolute discretion.

         11. In the event of a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of Pinacor, any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation, or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing, the Committee shall make such adjustments in the number of unpurchased shares subject to this Option and in the exercise price per share as it may determine to be appropriate and equitable to preserve your proportionate interest in this Option and to prevent dilution or enlargement of your rights hereunder. The Committee may, in its discretion, upon the occurrence of any of the foregoing events, provide in substitution for any or all outstanding shares subject to this Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require your surrender of this Option in connection with such substitution.

         12. This Option will be exercisable until the Expiration Date as defined in Section 8(a) and, except as provided in Section 8 above, only by you during your lifetime and only while you are employed by the Company. Unless otherwise provided in writing by the Committee in its sole discretion, the Option shall not be transferable by you, expressly or by operation of law, other than by will or the laws of descent and distribution. Any other attempted transfer or other disposition of this Option by you will be void and will constitute valid grounds for cancellation of this Option by the Company.

         13. In the event that a "Disposition" of Pinacor is approved by the Board of Directors of MicroAge, Holding Company, or Pinacor or a proposed Disposition is submitted to the shareholders of MicroAge, Holding Company, or Pinacor for approval, all of the Options will become immediately exercisable, despite any provisions in Section 1 to the contrary. Additionally, upon a Change of Control, your Options will automatically become immediately exercisable, despite any provisions in Section 1 to the contrary.

         14. The term "Disposition" as used in Section 13, means and includes each of the following:

                  (a) the sale or other transfer of all or substantially all of the Common Stock of Pinacor or Holding Company to any individual or entity other than an "Affiliate." For this purpose, an "Affiliate" is any entity that is part of the same controlled group of corporations as MicroAge within the meaning of Section 1563 of the Internal Revenue Code of 1986 (the "Code").

                  (b) Pinacor or Holding Company is merged, consolidated, or otherwise combined with any entity other than an Affiliate of MicroAge.

         15. The term "Change of Control" means and includes each of the following:

                  (a) A change of control of MicroAge of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the Securities Exchange Act of 1934, as amended ("1934 Act"), regardless of whether MicroAge is subject to such reporting requirement;

                  (b) A change of control of MicroAge through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of MicroAge as of the Grant Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act), directly or indirectly, of securities of MicroAge representing twenty percent (20%) or more of the combined voting power of MicroAge's then outstanding securities;

                  (c) The individuals who, as of the Grant Date, constitute the Board of Directors of MicroAge (the "Incumbent Board") cease for any reason to constitute at least eighty percent (80%) of the Board of Directors of MicroAge; provided, however, that any person becoming a member of the Board of Directors of MicroAge subsequent to the Grant Date whose election, or nomination for election by MicroAge's stockholders, was approved by a vote of at least eighty percent (80%) of the members then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of MicroAge, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act or any successor provision thereto) shall be, for purposes of this paragraph, considered as though such person were a member of the Incumbent Board;

                  (d) Any consolidation or liquidation of MicroAge in which MicroAge is not the continuing or surviving corporation or pursuant to which common stock of MicroAge would be converted into cash, securities or other property, other than a merger of MicroAge in which the holders of the shares of MicroAge's common stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (e) The shareholders of MicroAge approve any plan or proposal for the liquidation or dissolution of MicroAge; or

                  (f) Substantially all of the assets of MicroAge are sold or otherwise transferred to parties that are not Affiliates (as such term is defined in Section 14(a) above).

         16. The term "Disability" shall mean any illness or other physical or mental condition which renders you incapable of performing your customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition.

         17. The term "Fair Market Value" with respect to the Common Stock shall mean as of any given date, the fair market value of the Common Stock determined by such methods or procedures as may be established from time to time by the Committee.

         18. This Agreement shall be governed in all respects by the laws of the state of Delaware.

         19. No Option gives you any of the rights of a shareholder of Pinacor unless and until shares of Common Stock are in fact issued to you.

         20. The Agreement is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to you pursuant to an Option, nothing contained in this Agreement shall give you any rights that are greater than those of a general creditor of the Company or any subsidiary.

         21. No payment under this Agreement shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any subsidiary.

         22. The expenses of administering this Agreement shall be borne by MicroAge.

         23. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions pursuant to this Agreement are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Agreement or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

         24. Neither the Company nor Pinacor shall be under any obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Common Stock. If the shares may in certain circumstances be exempt from registration under the 1933 Act, the Committee may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         25. The Company shall not be required to deliver any shares of Common Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for MicroAge, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities or other laws or regulations. The Board of Directors of MicroAge may require that you, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to MicroAge a written statement ("Investment Letter") stating (a) that you are purchasing the shares for investment and not with a view to the sale or distribution thereof; (b) that you will not sell any shares received upon exercise of the Option or any other shares of Pinacor that you may then own or thereafter acquire except either (i) through a broker on a national securities exchange or (ii) with the prior written approval of MicroAge; and (c) containing such other terms and conditions as counsel for MicroAge may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Board of Directors of MicroAge in its sole discretion.

         26. This Agreement may be amended only by a written agreement executed by MicroAge, Holding Company, and you.

         27. This Agreement shall be effective as of May 2, 1998.

Please acknowledge receipt of this Option and acceptance of its terms by completing the bottom portion of both letters, then return one of the letters to James Domaz in the Legal Department.


MICROAGE, INC.                         I hereby acknowledge receipt of the
                                       foregoing Option and accept its terms.

By:  /s/ William H. Mallender          Signature: /s/ Jeffrey D. McKeever
     ---------------------------                  --------------------------
     William H. Mallender                         Jeffrey D. McKeever
     Chairman, Compensation                       Social Security No.___________
     Committee


MCCI Holding Company


By:  /s/ Jeffrey D. McKeever
     ---------------------------
     Jeffrey D. McKeever
     Chairman of the Board and
     President
                                       7